Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in this Form SB-2/A Registration Statement under the Securities Act of 1933, for Liberty Star Gold Corp. of our report dated April 15, 2004.

/s/ Dohan and Company, P.A.

Certified Public Accountants

Miami, Florida

July 25, 2005